Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Continental Building Products, Inc. (the “Company”) on Form 10-Q for the fiscal quarterly period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James Bachmann, President and Chief Executive Officer of the Company, and Dennis Schemm, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Bachmann	November 9, 2017
James Bachmann	Date
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Dennis Schemm	November 9, 2017
Dennis Schemm	Date
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)